LOOMIS SAYLES FUNDS

Supplement dated July 1, 2014 to the Loomis Sayles Funds Statement of Additional Information dated February 1, 2014, as may be revised or supplemented from time to time, for the following funds.

Loomis Sayles Bond Fund	Loomis Sayles Intermediate Duration Bond Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund	Loomis Sayles Small Cap Growth Fund

LOOMIS SAYLES BOND FUND

Effective July 1, 2014, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) has revised the breakpoint schedule to the advisory fee of the Loomis Sayles Bond Fund. Accordingly, the first table in the sub-section “Advisory Agreements” within the section “Investment Advisory and Other Services” is revised as follows with regard to the Loomis Sayles Bond Fund:

Fund	Advisory Fee Payable by Fund to Loomis Sayles (as a % of average daily net assets of the Fund)
Loomis Sayles Bond Fund	0.60% of the first $3 billion 0.50% of the next $12 billion 0.49% of the next $10 billion 0.48% of amounts in excess of $25 billion

ALL FUNDS

Effective July 1, 2014, the below paragraph should be added to the section “Investment Advisory and Other Services” before the sub-section of “Distribution Agreements and Rule 12b-1 Plans”:

Transfer Agency Expenses. NGAM Advisors has given a binding contractual undertaking to the Loomis Sayles Bond Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through January 31, 2016 and may be terminated before then only with the consent of the Fund’s Board of Trustees.